Exhibit 99.2

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 1 RBC Bearings Announces Agreement to Acquire DODGE July 26, 2021

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 2 2 Safe Harbor Statement for Forward - Looking Statements This document contains “forward - looking statements” within the meaning of the safe harbor provisions of the U . S . Private Securities Litigation Reform Act of 1995 . All statements other than statements of historical fact are “forward - looking statements” for purposes of federal and state securities laws, including : the timing, completion and expected benefits and synergies of the acquisition described in this document ; projections of earnings, cash flows, revenue, debt reduction or other financial items ; statement of the plans, strategies and objectives of management for future operations ; statements concerning proposed new services or developments ; statements regarding future economic or market conditions or performance ; future growth rates in the markets we serve ; statements regarding future raw materials costs or supply ; statements of belief ; and statements of assumptions underlying any of the foregoing . Forward - looking statements may include the words “may,” “estimate,” “intend,” “plan,” “continue,” “believe,” “expect,” “anticipate” or other comparable terminology, or the negative of such terms . Although RBC believes that the expectations and assumptions reflected in any forward - looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward - looking statements . Our future financial condition, results of operations, and cash flows, as well as any forward - looking statements, are subject to change and to inherent risks and uncertainties beyond our control . These risks and uncertainties include those identified under the heading “Risk Factors” contained in our annual reports on Form 10 - K filed with the SEC . RBC does not intend, and undertakes no obligation, to update or alter any forward - looking statement . Non - GAAP Financial Measures In addition to disclosing results of operations that are determined in accordance with U . S . generally accepted accounting principles (“GAAP”), this document also discloses non - GAAP results of operations that exclude certain charges . These non - GAAP measures adjust for items that Management believes are unusual . Management believes that the presentation of these non - GAAP measures provides useful information to investors regarding the Company’s results of operations, as these non - GAAP measures allow investors to better evaluate ongoing business performance . Investors should consider non - GAAP measures in addition to, not as a substitute for, financial measures prepared in accordance with GAAP . Reconciliations of the Company’s non - GAAP measures disclosed in this document with the most comparable GAAP measures are included in this Appendix and can be found on the Company’s website at www . rbcbearings . com No Offer With Respect to Securities This document is for informational purposes only and is not an offer to sell or the solicitation of an offer to buy any security . Disclosures

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 3 3 Today’s Presenters Dr. Michael J. Hartnett Chairman, President and Chief Executive Officer Daniel A. Bergeron Director, Vice President and Chief Operating Officer Robert M. Sullivan Vice President and Chief Financial Officer

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 4 4 Agenda Transaction Summary Introduction to DODGE Strategic Rationale Financial Impact and Financing Plan Q&A Session

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 5 5 • Transaction creates a leading manufacturer with strong brand recognition for premium performance critical bearing and motion control products sold to both OEMs and the industrial aftermarket doubling ROLL’s revenue and adjusted EBITDA scale • The DODGE brand, a well - known premium choice for bearings, mechanical components and systems, is produced primarily with world class U.S. centric manufacturing capabilities • Substantially increases scale, product depth and reach in the important market of industrial distribution where over 60% of revenues are consistently achieved • Extensive population of existing products used throughout industry and installed over decades where “like - for - like” replacement dictates purchasing preference • Strong synergies across all aspects of the business enterprise capable of reaching $ 70 million to $ 100 million annually in the first 5 years • Approximately 40% to 60% accretive to cash EPS in the first full fiscal year • Strong cash flow of the combined business is expected to eliminate all indebtedness within 5 years RBC Bearings to Acquire DODGE

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 6 6 Transaction Overview Acquisition Price • Enterprise Value of $2.9 billion • Implies 10.6x to 11.9x Adj. EBITDA for the LTM period as of Jun - 2021, when including estimated run - rate synergies Financials • LTM Revenue of $617 million and Adj. EBITDA of $174 million (or 28% margin)¹ • Run - rate synergies of $70 million to $100 million annually by the fifth year Financing • 100% Cash consideration, financed with cash on hand, debt and equity • Bridge facility fully committed by Goldman Sachs Financial Impacts • Approximately 40 - 60% accretive to cash EPS in the first full fiscal year • Leverage² of ~4x at close and <3.0x by the end of FY2023E Execution • Closing expected in fourth calendar quarter of 2021 (our fiscal year 2022 third quarter), subject to customary closing conditions, including regulatory review • Continuity of leadership and similiarity of cultures will support smooth integration 1 For the last twelve months ending June 30, 2021. ² Net Debt / LTM adjusted EBITDA inclusive of synergies .

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 7 7 Distributors 77% Channel OEM 16% Direct OEM 23% Overview of DODGE • Leading manufacturer of mechanical power transmission products with market - leading brand recognition • LTM Jun - 2021 revenue of $617 million and Adj. EBITDA of $174 million (or 28% margin) • 6 manufacturing facilities and 2 R&D centers • 2,300+ distributor locations • Employs ~1,500 people globally • Headquartered in Greenville, South Carolina By Products By End - market By Channel By Geography Aftermarket 61% 1 Includes services and other revenues. 2 Other end - markets include Forest Products, Oil & Gas, Power and Water. DODGE Overview FY2020 Revenue Breakdown Mounted Bearings 48% Digital¹ 3% Enclosed Gearing 35% PT Components 14% Americas 94% APAC 4% EMEA 2% Construction & Mining Aftermarket 27% Food & Beverage 13% Warehousing 14% General Machinery 13% Other 33% 2

DODGE is Highly Complementary to RBC

	RBC BEARINGS	DODGE
Doubles Revenue[1]	$609mm	$617mm
Attractive Profitability[1]	$174mm / 29%	$174mm / 28%
Low Capital Intensity *(Capex as % of revenue)*	~3%	~3%
Stable Recurring Revenue Base *(Aftermarket as % of revenue)*	~35%	~60%
Highly Complimentary Product Portfolio	✓ Plain bearings ✓ Roller bearings ✓ Ball bearings ✓ Engineered products	✓ Mounted bearings ✓ Enclosed gearings ✓ Power transmission components
Attractive End Markets	✓ Industrial ✓ Aerospace ✓ Defense	✓ Industrial
Market Position	✓ Strong customer relationships ✓ Long-term contracts (~65% of revenues) ✓ Highly specialized products ✓ ~60% of revenue from sole / single-source products	✓ ~40+ year relationships on average with top customers ✓ Large population of installed hardware where revenues are generated by a "like-for-like" replacement cycle ✓ Technology and innovation leader ✓ Premiere brand and service levels

[1] RBC revenue and adjusted EBITDA for the last twelve months ended April 3, 2021. DODGE revenue and adjusted EBITDA for the last twelve months ending June 30, 2021.

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PRIVATE & CONFIDENTIAL
Contains RBC Proprietary Information
©2021 RBC Bearings Incorporated. All rights reserved.

DODGE's Comprehensive Suite of Products

DODGE manufactures a complete line of mounted bearings, enclosed bearing and power transmission components across diverse set of end markets

A — Mounted Bearings (48% of Revenues)

- Ball bearings
- Roller bearings
- Plain bearings



B — Enclosed Gearing (35% of Revenues)

- Low HP worm & helical gearing
- Medium HP helical gearing
- High HP helical & planetary gearing



C — Power Transmission Components (14% of Revenues)

- Mechanical drive components
- Couplings
- Conveyor components
- Solutions packages




C
C
B
C
A
A

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PRIVATE & CONFIDENTIAL
Contains RBC Proprietary Information
©2021 RBC Bearings Incorporated. All rights reserved.

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 10 10 Significantly Enhances Scale Adj. EBITDA 1 and Margin Net Sales 1 Highly strategic transaction significantly enhances RBC’s scale and margin profile Target mid - 30% Adj. EBITDA margin with benefit of synergies by year 5 1 RBC financials for the last twelve months ended April 2, 2021. DODGE financials for the last twelve months ending June 30, 2021. COVID year reduced revenues for both businesses $ 174 $ 174 $ 348 RBC DODGE Pro Forma RBC 29% 28% 28% $ 609 $ 617 $ 1,226 RBC DODGE Pro Forma RBC

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 11 11 ($ M ) Net Sales Fiscal Year Ended March . | --------------------------------------------------------- 8% CAGR (excl. DODGE) 1 ---------------------------------------------------- | | ----------------------------- - 12% CAGR ---------------------------- - - | | --------------------- 10% CAGR ----------------------- | Continuing a Track Record of Growth RBC Bearings has demonstrated its ability to grow the business at a 8 % CAGR over the last 26 years, 10% pre - pandemic year $82 $93 $136 $148 $177 $176 $168 $173 $187 $243 $275 $306 $331 $356 $275 $336 $398 $403 $419 $445 $598 $615 $675 $703 $728 $609 $617 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $1,226 2 1 CAGR’s shown on a reported basis. Excludes DODGE impact. 2 RBC revenue for the last twelve months ended April 2, 2021. DODGE revenue for the last twelve months ending June 30, 2021. DODGE RBC

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 12 12 Diversifies RBC’s Business Mix Current Revenue by End Market Pro Forma Revenue by End Market Industrial 42% Aerospace 58% $0.6bn $1.2bn Based on FY21 Revenues • Construction & Mining Aftermarket • F&B • Warehousing • General machinery New Industrial End Markets 48% Existing Industrial End Markets 22% Aerospace 30%

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 13 13 Acquisition Aligns With Our Strategic Objectives The acquisition of DODGE results in opportunities to increase penetration within new and existing markets Distribution x x Construction and Mining Aftermarket x x Pumps and Hydraulics x Semiconductor x Rail – High Speed/Low Speed x Material Handling x x Energy x Food & Beverage x x Warehousing x Industrial End Markets Strategic Growth Objectives • Build large pipeline of important new platforms • Prioritize programs with substantial economic scale • Develop new products for existing platforms – solve the problem • Increase aftermarket penetration of existing offerings • Continue search for acquisition opportunities in both industrial and aerospace x x x x x

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 14 14 Key Milestones Public Announcement x Closing expected in Q4 2021 (calendar ) Bridge Financing Secured x Regulatory Filings Completed Equity Offering Debt Financing

Significant Cash Flow to Drive Deleveraging

Total Net Debt / Pro Forma LTM Adj. EBITDA ($mm)


~4.0 x
<3.0 x
Closing (incl. $70mm Run-Rate Cost Synergies)
FY2023 Target

Overview of Financing Plan

- 100% Cash consideration, financed with cash on hand, debt and equity
- Bridge facility fully committed by Goldman Sachs
- Near term focus on rapid de-leveraging
  - Opportunity to delever from ~4.0x net debt / pro forma LTM Adj. EBITDA to <3.0x by the end of FY2023E
  - ~1x lower leverage per year
- Significant free cash flow[1] expected supporting deleveraging and growth
  - Projected $400mm+ in FY2023E

[1] Free cash flow defined as adjusted EBITDA less capital expenditures. Includes phased synergies and excludes deal related amortization.

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PRIVATE & CONFIDENTIAL
Contains RBC Proprietary Information
©2021 RBC Bearings Incorporated. All rights reserved.

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 16 16 Summary of Transaction Benefits • Creates a leading manufacturer with strong brand recognition for premium performance critical bearing and motion control products • Highly complementary product offerings, capabilities and end markets • RBC access to 150+ distribution sales people focused on “like - for - like” replacement cycle • Enhances RBC’s scale and margin profile – doubling revenue and adjusted EBITDA • Compelling value creation through $70 - 100mm of estimated run - rate synergies fully realized by year 5 • Approximately 40% to 60% accretive to cash EPS in the first full fiscal year • Expected to delever quickly based on significant free cash flow generation Unique opportunity to drive substantial value creation for RBC shareholders

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 17 17 Appendix

PRIVATE & CONFIDENTIAL Contains RBC Proprietary Information ©2021 RBC Bearings Incorporated. All rights reserved . 18 18 Reconciliation of Non - GAAP Financial Measures $ in thousands RBC Bearings Incorporated FY 2021 Reconciliation of Adjusted EBITDA: Reported operating income $111,458 Cyber event 1,507 Restructuring and consolidation 7,247 Adjusted operating income $120,212 Depreciation and Amortization 32,744 Share - based stock compensation expense 21,299 Adjusted EBITDA $174,255